UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2024

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9700	94-3025021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Schwab Way Westlake, Texas	76262
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 859-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock - $.01 par value per share	SCHW	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 5.95% Non-Cumulative Preferred Stock, Series D	SCHW PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 4.450% Non-Cumulative Preferred Stock, Series J	SCHW PrJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Joseph R. Martinetto as Chief Operating Officer

Joseph R. Martinetto notified The Charles Schwab Corporation (the “Company”) of his resignation from his position as Managing Director and Chief Operating Officer of the Company, effective as of June 28, 2024. Mr. Martinetto will continue to serve as Executive Co-Chairman of the Boards of Directors of the Company’s banking subsidiaries: Charles Schwab Bank, SSB, Charles Schwab Premier Bank, SSB, and Charles Schwab Trust Bank.

Resignation of Peter B. Crawford as Chief Financial Officer

Peter B. Crawford notified the Company of his intent to retire from his Managing Director and Chief Financial Officer position at the Company following a planned transition period with the effective date of his retirement to be determined in the future.

Item 7.01.	Regulation FD Disclosure.

On May 16, 2024, the Company issued a press release announcing several senior leadership transitions, including the resignation of Mr. Martinetto as Chief Operating Officer, the retirement of Mr. Crawford as Chief Financial Officer, the appointment of Michael Verdeschi as Managing Director and Deputy Chief Financial Officer, and the retirement, effective as of June 28, 2024, of Bernard J. Clark as Managing Director and Head of Advisor Services. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information being furnished pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that section. Further, the information being furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of The Charles Schwab Corporation dated May 16, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2024	THE CHARLES SCHWAB CORPORATION

/s/ Peter J. Morgan III Peter J. Morgan III
Managing Director, General Counsel and Corporate Secretary